1933 Act No. 333-36033
                                                       1940 Act No. 811-08367


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
    Pre-Effective Amendment No.                                             [ ]
    Post-Effective Amendment No. 22                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
     Amendment No. 23                                                       [X]


                            EVERGREEN MUNICIPAL TRUST
               (Exact Name of Registrant as Specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5039
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on July 28, 2000 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                            EVERGREEN MUNICIPAL TRUST

                                   CONTENTS OF

                         POST-EFFECTIVE AMENDMENT NO. 22

                                       to

                             REGISTRATION STATEMENT

     This Post-Effective Amendment No. 22 to Registrant's Registration Statement No. 333-36033/811-08367 consists of the following pages, items of information and documents:

                                The Facing Sheet

                               The Contents Page

                                     PART A

                                  -------------

 Prospectus for Evergreen Connecticut Municipal Bond Fund, Evergreen New
    Jersey Municipal Bond Fund and Evergreen Pennsylvania Municipal Bond Fund
                              is contained herein.

               Prospectus for Evergreen Tax-Free High Income Fund
                           is contained in Post-Effective
                 Amendment No. 21 to Registration Statement No.
          333-36033/811-08367 filed on March 20, 2000 is incorporated by reference herein.

         Prospectus for Evergreen Municipal Income Fund (formerly Mentor
            Municipal Income Portfolio) contained in Post-Effective
                 Amendment No. 20 to Registration Statement No.
          333-36033/811-08367 filed on January 28, 2000 is incorporated by reference herein.

       Prospectus for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund,
Evergreen Maryland Municipal Bond Fund, Evergreen North Carolina Municipal Bond
    Fund, Evergreen South Carolina Municipal Bond Fund and Evergreen Virginia
        Municipal Bond Fund contained in Post-Effective Amendment No. 18 to Registration Statement No. 333-36033/811-08367 filed on
             December 22, 1999 is incorporated by reference herein.

       Prospectus for Evergreen High Grade Municipal Bond Fund, Evergreen
      Municipal Bond Fund and Evergreen Short-Intermediate Municipal Fund
          contained in Post-Effective Amendment No. 15 to Registration
            Statement No. 333-36033/811-08367 filed on September 28, 1999 is incorporated by reference herein.



                                     PART B
                                     ------

     Statement of Additional Information for Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund and Evergreen Pennsylvania
                    Municipal Bond Fund is contained herein.

         Statement of Additional Information for Evergreen Tax-Free High contained in Post-Effective Amendment No. 21 to Registration Statement No.
        333-36033/811-08367 filed on March 20, 2000 is incorporated by reference herein.

          Statement of Additional Information for Evergreen Municipal
            Income Fund (formerly Mentor Municipal Income Portfolio)
               is contained in Post-Effective Amendment No. 20 to
             Registration Statement No. 333-36033-811-08367 filed on
              January 28, 2000 is incorporated by reference herein.

     Statement of Additional Information for Evergreen Florida High Income Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North
 Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and
       Evergreen Virginia Municipal Bond Fund contained in Post-Effective Amendment No. 18 to Registration Statement No. 333-36033/811-08367
        filed on December 22, 1999 is incorporated by reference herein.

   Statement of Additional Information for Evergreen High Grade Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal
       Fund contained in Post-Effective Amendment No. 15 to Registration
            Statement No. 333-36033/811-08367 filed on September 28, 1999 is incorporated by reference herein.


                                     PART C
                                     ------

                                    Exhibits

                                Indemnification

              Business and Other Connections of Investment Advisor

                             Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                            EVERGREEN MUNICIPAL TRUST

                                     PART A

                                   PROSPECTUS

                      Evergreen State Municipal Bond Funds


Evergreen Connecticut Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen Pennsylvania Municipal Bond Fund


Class A
Class B
Class C
Class Y


Prospectus, August 1, 2000


The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks....................................................1

Evergreen Connecticut Municipal Bond
  Fund....................................................................2

Evergreen New Jersey Municipal Bond
  Fund....................................................................4

Evergreen Pennsylvania Municipal Bond
  Fund....................................................................6

GENERAL  INFORMATION:

The Funds' Investment  Advisors...........................................8

The Funds' Portfolio Managers.............................................8

Calculating the Share Price...............................................8

How to Choose an Evergreen Fund...........................................9

How to Choose the Share  Class
  That Best Suits You.....................................................9

How to Buy Shares........................................................11

How to Redeem Shares.....................................................12

Other Services...........................................................13

The Tax Consequences of Investing
   in the Fund...........................................................13

Fees and Expenses of the Funds...........................................14

Financial Highlights.....................................................15


In general, Funds included in this prospectus provide investors with a selection of investment alternatives which seek to provide current income exempt from federal income taxes and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key
Each Fund's summary is organized around the following basic topics and questions:

Investment Goal
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy
How does the fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors
What are the specific risks for an investor in the Fund?

Performance
How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

State Municipal Bond Funds
typically rely on a combination of the following strategies:

  o investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax;

  o investing at least 65% of their assets in municipal securities that are exempt from income taxes in the state for which the Fund is named;

  o investing at least 80% of their assets in investment grade municipal securities, which are bonds rated within the four highest ratings categories by the nationally recognized statistical ratings organizations, or unrated securities determined to be of comparable quality by the investment advisor;

  o purchasing municipal securities of any maturity, but maintaining an average dollar weighted maturity of 10 to 20 years; and

  o selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems necessary.


may be appropriate for investors who:
o seek a high quality portfolio of municipal bond funds; and
o seek income which is exempt from federal and state income tax.



Following this overview, you will find information on each Fund's specific investment strategies and risks, including state-specific risks. Municipal securities are affected by political and economic events of the issuing state. Also, see the Statement of Additional Information for further information on the state-specific risks of the Funds.



Risk Factors For All Mutual Funds


Please remember that mutual fund investment shares are:
o  not guaranteed to achieve their investment goal
o  not a deposit with a bank
o  not insured,  endorsed or  guaranteed by the FDIC or any  government  agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Here are the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:


Interest Rate Risk
When interest rates go up, the value of debt securities tends to fall. Since your Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. When interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays.


Credit Risk
The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since your Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk
Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds causing sudden and steep declines in value.

Non-Diversification Risk
An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Concentration Risk
An investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a Fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state's economy that may weaken or jeopardize the ability of the state's municipal bond issuers to pay interest and principal on their debt obligations.

CONNECTICUT MUNICIPAL BOND FUND

FUND FACTS:

Goals:
o   Tax Exempt Current Income
o   Preservation of Capital

Principal Investment:
o   Municipal Securities

Classes of Shares Offered in this Prospectus:
o   Class A
o   Class B
o   Class Y

Investment Advisor:
o   Evergreen Investment Management

Portfolio Manager:
o   Diane C. Beaver

NASDAQ Symbols:
ECTYX (Class Y)

Dividend Payment Schedule:
o   Monthly


[GRAPHIC OMITTED] Investment Goal

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.


[GRAPHIC OMITTED] Investment Strategy


The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in Connecticut municipal obligations. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization (NRSRO), or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B by an NRSRO or unrated securities determined to be of comparable quality by the investment advisor. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. In purchasing municipal securities, the portfolio manager includes in her analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

The Fund can invest in bonds of any dollar weighted average maturity.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.


[GRAPHIC OMITTED] Risk Factors


Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk


The performance of the Connecticut Municipal Bond Fund is influenced by the political, economic and statutory environment within the State of Connecticut.

The Fund invests in obligations of Connecticut issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the State. Currently, Connecticut is experiencing slight increases in population, output growth and manufacturing employment. Defense related business is an important component of the manufacturing sector in Connecticut. Due to scaling back of the national defense budget in the past decade, spending on certain defense related areas has been dramatically reduced. These and other factors discussed in the Statement of Additional Information may cause rating agencies to downgrade the credit ratings on certain issues which can lessen the value of the securities in which the Fund invests.

For further information on the factors that could affect the ability of the Connecticut bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning Connecticut" in the Statement of Additional Information.

Generally, exempt-interest dividends paid by the Fund are not subject to the Connecticut income tax on individuals, trusts and estates to the extent such dividends are exempt from federal income tax and derived from securities issued by the State or its political subdivisions. Distributions from the Fund to shareholders subject to the State's corporation business tax are included in gross income, but a dividends received deduction may be available for a portion of such distributions.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

Performance

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results. The table below shows the percentage gain or loss for the Class Y shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year.

This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class Y Shares (%)
1990    1991  1992  1993  1994  1995  1996  1997  1998  1999
6.32    9.12  5.86  6.53  -3.48 11.06 3.75  7.26  5.80  -2.90

Best Quarter:         1st Quarter 1995         +4.39%
Worst Quarter:        1st Quarter 1994         -3.32%
Year-to-date total return though 6/30/2000 is +3.54%


The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return
(for the period ended 12/31/1999)*

           Inception                               Performance
           Date of      1 year    5 year    10        Since
             Class                         year     1/31/1981
Class A    12/30/1997   -7.74%     3.60%   4.07%      5.84%
Class B    1/9/1998     -8.50%     3.51%   3.80%      5.32%
Class Y    1/31/1981    -2.90%     4.89%   4.83%      6.37%
LBMBI                   -2.06%     6.91%   6.89%      9.04%

*Historical performance shown for Class Y prior to its inception is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class A - 5 year = 3.76%, 10 year = 4.29% and since 1/31/81 = 6.09%, Class B - 5 year
= 3.68%, 10 year = 4.02% and since 1/31/81 = 5.57%, Class Y - 5 year = 5.05%, 10 year = 5.06% and since 1/31/81 = 6.63%. For Classes A and B prior to their inception, the historical performance shown is based on the performance of Class Y and has not been adjusted to reflect the effect of each Class' 12b-1 fees. This fee is 0.25% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Classes A and B would have been lower.

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

                            Class A     Class B     Class Y
Shareholder Transaction
Expenses

Maximum sales charge         4.75%       None        None
imposed on purchases
(as a % of offering
price)

Maximum deferred sales       None*       5.00%       None
charge   (as a % of
either  the redemption
amount or initial
investment whichever is
lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                Total Fund
             Management    12b-1     Other       Operating
                Fees       Fees     Expenses    Expenses++
Class A         0.52%      0.25%      0.21%       0.98%
Class B         0.52%      1.00%      0.21%       1.73%
Class Y         0.52%      0.00%      0.21%       0.73%
+Restated for fiscal year ended 3/31/2000 to reflect current fees.
++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.86% for Class A, 1.61% for Class B and 0.61% for Class Y.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

               Assuming Redemption at           Assuming No
                    End of Period               Redemption
             -----------------------------------------------
    After:   Class A    Class B     Class Y   |  Class B
   1 year      $570       $676       $75      |  $176
   3 years     $772       $845      $233      |  $545
   5 years     $991     $1,139      $406      |  $939
  10 years   $1,619     $1,749      $906      |  $1,749

NEW JERSEY MUNICIPAL BOND FUND

FUND FACTS:

Goals:
o   Tax Exempt Current Income
o   Preservation of Capital


Principal Investment:
o   Municipal Securities

Classes of Shares Offered in this Prospectus:
o   Class A
o   Class B
o   Class Y

Investment Advisor:
o   Evergreen Investment Management

Portfolio Manager:
o   Keith Lowe, CFA

NASDAQ Symbols:
o   ENJAX (Class A)
o   ENJBX (Class B)
o   ENJYX (Class Y)

Dividend Payment Schedule:
o   Monthly


[GRAPHIC OMITTED] Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.


[GRAPHIC OMITTED] Investment Strategy


The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the State of New Jersey. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization (NRSRO), or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B by an NRSRO or unrated securities determined to be of comparable quality by the investment advisor. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. In purchasing municipal securities, the portfolio manager includes in his analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

The Fund can invest in bonds of any dollar weighted average maturity.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.

[GRAPHIC OMITTED] Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk

The performance of the Fund is influenced by the political, economic and statutory environment within the State of New Jersey. The Fund invests in obligations of New Jersey issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the state. Some of these conditions include the state's slowing growth rate since 1987 and the job losses which have occurred in certain sectors of New Jersey's economy. These and other factors may cause rating agencies to downgrade the credit ratings on certain issues.

For further information on the factors that could affect the ability of the New Jersey bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning New Jersey" in the Statement of Additional Information.

Distributions of capital gains and other taxable income will be subject to tax under the New Jersey Gross Income Tax. Corporations subject to the New Jersey franchise tax will be subject to tax on all distributions of income from the Fund. For more information on New Jersey tax consequences, see the Statement of Additional Information.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

Performance

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 7/16/1991. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.


Year-by-Year Total Return for Class A Shares (%)

        1991  1992  1993  1994  1995  1996  1997  1998  1999
              8.77  12.52 -5.48 15.90 3.84  8.02  5.92  -2.60

Best Quarter:            1st Quarter 1995         +6.76%
Worst Quarter:           1st Quarter 1994         -5.48%
Year-to-date total return through 6/30/2000 is +3.22%


The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

               Inception                        Performance
               Date of    1 year    5      10     Since
                Class              year   year  7/16/1991
Class A        7/16/1991  -7.23%   5.02%  N/A     5.43%
Class B        1/30/1996  -8.12%   5.00%  N/A     5.61%
Class Y        2/8/1996   -2.51%   6.11%  N/A     6.08%
LBMBI                     -2.06%   6.91%  N/A     6.63%

*Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Class B. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Shareholder Transaction Expenses     Class A      Class B    Class Y

Maximum sales charge imposed on       4.75%        None       None
 purchases (as a % of offering price)

Maximum deferred sales charge         None*        5.00%      None
(as  a % of  either  the
 redemption amount or initial
 investment whichever is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                  Total Fund
            Management    12b-1       Other       Operating
               Fees       Fees       Expenses     Expenses++
Class A       0.42%       0.25%       0.20%         0.87%
Class B       0.42%       1.00%       0.20%         1.62%
Class Y       0.42%       0.00%       0.20%         0.62%
+Restated for fiscal year ended 3/31/2000 to reflect current fees.
++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements; Total Fund Operating Expenses were 0.56% for Class A, 1.47% for Class B and 0.47% for Class Y.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

               Assuming Redemption at           Assuming No
                  End of Period                 Redemption
             -------------------------------------------------
    After:   Class A    Class B     Class Y   |  Class B
   1 year      $560       $665       $63      |   $165
   3 years     $739       $811      $199      |   $511
   5 years     $934     $1,081      $346      |   $881
  10 years   $1,497     $1,627      $774      | $1,627

PENNSYLVANIA MUNICIPAL BOND FUND

FUND FACTS:

Goals:
o   Tax Exempt Current Income
o   Preservation of Capital

Principal Investment:
o   Municipal Securities

Classes of Shares Offered in this Prospectus:
o   Class A
o   Class B
o   Class C
o   Class Y

Investment Advisor:
o   Evergreen Investment Management Company

Portfolio Manager:
o   Charles E. Jeanne, CFA

NASDAQ Symbols:
o   EKVAX (Class A)
o   EKVBX (Class B)
o   EKVYX (Class C)
o   EKVYX (Class Y)

Dividend Payment Schedule:
o   Monthly


[GRAPHIC OMITTED] Investment Goal

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and state income taxes while preserving capital.


[GRAPHIC OMITTED] Investment Strategy


The following investment strategies are in addition to the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund also invests at least 65% of its assets in municipal securities that are exempt from income taxes in the Commonwealth of Pennsylvania. The Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest ratings categories by a nationally recognized statistical ratings organization (NRSRO), or unrated securities determined to be of comparable quality by the investment advisor. The Fund may invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B by an NRSRO or unrated securities determined to be of comparable quality by the investment advisor. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. In purchasing municipal securities, the portfolio manager includes in his analysis how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

The Fund can invest in bonds of any dollar weighted average maturity.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal and, if employed, could result in a lower return and loss of market opportunity.


[GRAPHIC OMITTED] Risk Factors


Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Below Investment Grade Bond Risk
o        Non-Diversification Risk
o        Concentration Risk


The performance of the Fund is influenced by the political, economic and statutory environment within the Commonwealth of Pennsylvania. The Fund invests in obligations of Pennsylvania issuers, which results in the Fund's performance being subject to risks associated with the most current conditions within the Commonwealth. Some of these conditions include adverse changes to the statewide, regional or local economies which affect the creditworthiness of the
Commonwealth and certain other non-governmental related issuers and may cause rating agencies to downgrade the credit ratings on certain issues.

For further information on the factors that could affect the ability of the bond issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning Pennsylvania" in the Statement of Additional Information.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

Performance

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 12/27/1990. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)
1990    1991  1992  1993  1994  1995  1996  1997  1998  1999
        13.88 9.27  14.25 -8.25 18.23 2.74  9.16  5.46  -3.20

Best Quarter:         1st Quarter 1995             +7.09%
Worst Quarter:        1st Quarter 1994             -6.34%
Year-to-date total return though 6/30/2000 is +3.40%.


The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return
(for the period ended 12/31/1999)*

             Inception                           Performance
             Date of     1 year  5 year    10       Since
              Class                       year   12/27/1990
Class A      12/27/1990  -7.77%   5.20%    N/A     6.18%
Class B      2/1/1993    -8.29%   5.22%    N/A     6.17%
Class C      2/1/1993    -4.66%   5.51%    N/A     6.17%
Class Y      11/24/1997  -2.96%   6.36%    N/A     6.82%
LBMBI                    -2.06%   6.91%    N/A     6.85%

*Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Shareholder Transaction Expenses     Class A   Class B    Class C   Class Y

Maximum sales charge imposed on       4.75%      None      None      None
purchases (as a % of offering price)

Maximum deferred sales charge          None*     5.00%     2.00%     None
(as a % of either  the redemption
amount or initial investment whichever
is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                    Total
                                                    Fund
             Management    12b-1       Other      Operating
                Fees        Fees      Expenses     Expenses

  Class A       0.26%       0.25%       0.22%       0.73%
  Class B       0.26%       1.00%       0.22%       1.48%
  Class C       0.26%       1.00%       0.22%       1.48%
  Class Y       0.26%       0.00%       0.21%       0.47%
+Restated for fiscal year ended 3/31/2000 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

             Assuming Redemption at              Assuming No
                    End of Period                Redemption
           -----------------------------------------------------
    After: Class A  Class B  Class C  Class Y |  Class B  Class C
   1 year     $546     $651     $351    $48   |   $151     $151
   3 years    $697     $768     $468   $151   |   $468     $468
   5 years    $862   $1,008     $808   $263   |   $808     $808
  10 years  $1,338   $1,470   $1,768   $591   | $1,470   $1,768

THE FUNDS' INVESTMENT ADVISORS

An investment advisor manages a Fund's investments and supervises its daily business affairs. There are two investment advisors for the Funds. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $257.7 billion in consolidated assets as of 6/30/2000. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management (EIM) is the investment advisor to:

     Connecticut Municipal Bond Fund
     New Jersey Municipal Bond Fund

EIM (formerly known as Capital Management Group or CMG), a division of First Union National Bank (FUNB), has been managing money for over 50 years and currently manages $30.3 billion in assets for 40 of the Evergreen Funds. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630.



Evergreen Investment Management Company (EIMC) is investment advisor to:

     Pennsylvania Municipal Bond Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $12.4 billion in assets for 30 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year ended 3/31/2000, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

                                             % of the Fund's
Fund                                          average daily
                                               net assets*
Connecticut Municipal Bond Fund                   0.45%
New Jersey Municipal Bond Fund                    0.33%
Pennsylvania Municipal Bond Fund                  0.32%

*As of January 3, 2000, the Funds' contractual advisory fees were reduced in order to offset an increase in each Fund's administrative services fees to 0.10%.

THE FUNDS' PORTFOLIO MANAGERS

Diane C. Beaver has managed the Connecticut Municipal Bond Fund since November 1999. Ms. Beaver joined FUNB in 1992 and has been a portfolio manager since 1996 and a Vice President since 1999.

Keith Lowe, CFA, has managed the New Jersey Municipal Bond Fund since November 1999. Mr. Lowe joined EIM in August 1994 as a senior municipal analyst and became a Vice President and portfolio manager in November 1999.

Charles E. Jeanne, CFA, has managed the Pennsylvania Municipal Bond Fund since November 1999. Mr. Jeanne joined FUNB in July 1989 and has been a portfolio manager since January 1992 and a Vice President since July 1996. He has been affiliated with EIMC since 1999.


Calculating The Share Price

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share your pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
o Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus.
     He or she can also assist you through all phases of opening your account.

o    Request any  additional  information  you want about the Fund,  such as the
     Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.


How To Choose The Share Class That Best Suits You

After choosing a Fund, you select a share class. Each Fund offered in this prospectus offers up to four different share classes: Class A, Class B, Class C and Class Y. The classes offered by each Fund are listed under the Fund Facts section to each Fund's Risk/Return Summary previously presented. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.


Class A

If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:


                     As a %                    Dealer
                     of NAV        As a %    commission
                    excluding     of your      as a %
Your investment   sales charges  investment   of NAV


Up to $49,999        4.75%         4.99%       4.25%
$50,000-$99,999      4.50%         4.71%       4.25%
$100,000-$249,999    3.75%         3.90%       3.25%
$250,000-$499,999    2.50%         2.56%       2.00%
$500,000-$999,999    2.00%         2.04%       1.75%
$1,000,000 and over  0.00%         0.00%   1.00 to 0.25%


Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within 13 months of purchase.

Three ways you can reduce your Class A sales charges:
1. Rights of Accumulation. You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the initial sales charge to be applied to your current Class A purchase.

2. Letter of Intent. You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3. Combined Purchases. You may reduce your initial sales charge if you purchase Class A shares in multiple Evergreen Funds at the same time. The combined dollar amount invested will determine the initial sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

Each Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI) and to a bank or trust company acting as trustee for a single account.


Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as a 12b-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:


          Time Held                         Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period         5.00%
Month of Purchase + Second 12 Month Period        4.00%
Month of Purchase + Third 12 Month Period         3.00%
Month of Purchase + Fourth 12 Month Period        3.00%
Month of Purchase + Fifth 12 Month Period         2.00%
Month of Purchase + Sixth 12 Month Period         1.00%
Thereafter                                        0.00%

  After 7 years                              Converts to Class A
  Dealer Allowance                                4.00%


The maximum deferred sales charge may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.


Class C
Class C shares, which are offered only by Pennsylvania Municipal Bond Fund, are similar to Class B shares, except the deferred sales charge is less and only applies if shares are redeemed within the first two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees continue for the life of the account.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

   Time Held                                      Maximum Deferred
                                                   Sales Charge
   Month of Purchase + First 12 Month Period         2.00%
   Month of Purchase + Second 12 Month Period        1.00%
   Thereafter                                        0.00%
   Dealer Allowance                                  2.00%


The maximum deferred sales charge may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Waiver of Class B or Class C Sales Charges
You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
o When the shares were purchased through reinvestment of dividends/capital gains
o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
o Automatic IRA withdrawals if you are at least 59 1/2
o Automatic  withdrawals of up to 1.00% of the account  balance per month
o Loan proceeds and financial  hardship  distributions from a retirement plan
o Returns of excess contributions or excess deferral amounts made to a retirement plan participant


Class Y
Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by Evergreen Asset
Management  Corp.  on  or  before  12/31/1994;  certain   institutional
investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

Calculating the Deferred Sales Charge

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge and/or shares held the longest, in that order. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc. paid to EDI or its predecessor.

HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments

                                 Initial     Additional
  Regular Accounts               $1,000         None
  IRAs                             $250         None
  Systematic Investment Plan        $50          $25

Method               Opening an Account                                        Adding to an Account
By Mail or through   o Complete and sign the account application.              o Make your check payable to
an Investment        o Make the check payable to Evergreen Funds.                Evergreen Funds
Professional         o Mail the application and check to the address           o Write a note specifying:
                       below:                                                    -  the Fund name
                        Evergreen Service Company    Overnight Address:          -  share class
                        P.O. Box 2121                Evergreen Service Company   -  your account number
                        Boston, MA 02106-9970        200 Berkeley St.            -  the names(s) in which the account
                                                     Boston, MA 02116-5034          is registered
                                                                               o Mail to the address to the left or
                                                                                 deliver to your investment representative


                     o Or deliver  them to your  investment  representative
                       (provided he or she has a broker-dealer  arrangement
                        with EDI.)


By Phone             o Call 1-800-343-2898 to set up an account number         o Call the Evergreen Express Line at
                       and get wiring instructions (call before 12 noon if       1-800-346-3858 24 hours a day or
                       you want wired funds to be credited that day).            1-800-343-2898 between 8 a.m. and
                     o Instruct your bank to wire or transfer your               6 p.m. Eastern time, on any business
                       purchase (they may charge a wiring fee).                  day.

                     o Complete the account application and mail to:           o If your bank account is set up on
                        Evergreen Service Company    Overnight Address:          file, you can request either:
                        P.O. Box 2121                Evergreen Service Company   -  Federal Funds Wire (offers
                        Boston, MA  02106-9970       Boston, MA  02116-5034         immediate access to funds) or
                                                                                 -  Electronic transfer through the
                                                                                    Automated Clearing House which
                                                                                    avoids wiring fees.

                     o Wires received  after 4 p.m. Eastern time on market
                       trading days will receive the next market day's closing price.*

By Exchange          o You can make an additional investment by exchange from an existing Evergreen
                       Funds account by contacting your investment representative or calling the Evergreen
                       Express Line at 1-800-346-3858.**
                     o You can only exchange shares within the same class.
                     o There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family.***
                     o Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
                     o Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
                     o Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption Requests That Require A Signature
                       Guarantee" on the next page.)


Systematic           o You can transfer money automatically from your          o To establish automatic investing
Investment Plan        bank account into your Fund on a monthly basis.           for an existing account, call
(SIP)                o Initial investment minimum is $50 if you invest at        1-800-343-2898 for an application.
                       least $25 per month with this service.                  o The minimum is $25 per month or $75
                     o To enroll, check off the box on the account               per quarter.
                       application and provide:                                o You can also establish an investing
                       - your bank account information                           program through direct deposit from
                       - the amount and date of your monthly investment          your paycheck.  Call 1-800-343-2898
                                                                                 for details.



* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
***This does not apply to exchanges from Class A shares of an Evergreen money market fund.

HOW TO REDEEM SHARES


We offer you several convenient ways to redeem your shares in any of the
Evergreen Funds:
Methods              Requirements

Call Us              o Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
                     o This service must be authorized  ahead of time, and is only available for regular accounts.*
                     o All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. will be processed the following business day.**
                     o We can either:

                         - wire the proceeds into your bank account (service charges may apply)
                         - electronically  transmit  the  proceeds  into your bank account via the Automated
                           Clearing House service
                         - mail you a check.

                      o All telephone calls are recorded and/or monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
                      o See "Exceptions: Redemption Requests That Require A Signature Guarantee" list below for requests that must be made in writing with your signature guaranteed.


Write Us              o You can mail a redemption request to:  Evergreen Service Company   Overnight Address:
                                                               P.O. Box 2121               Evergreen Service Company
                                                               Boston, MA  02106-9970      200 Berkeley St.
                                                                                           Boston, MA  02116-5034

                      o Your letter of instructions must:
                         - list the Fund name and the account number
                         - indicate the number of shares or dollar value you wish to redeem
                         - be signed by the registered owner(s)

                      o See "Exceptions:Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.

                      o To redeem from an IRA or other retirement account, call 1-800-343-2898 for a special application.

Redeem  Your          o You may also redeem your shares through participating broker-dealers by
Shares in Person        delivering a letter as Shares in Person described above to your broker-dealer.
                      o A fee may be charged for this service.


Systematic            o You can transfer money automatically from your Fund account on a monthly or quarterly
Withdrawal Plan         basis without redemption fees.
(SWP)                 o The withdrawal can be mailed to you, or deposited directly into your bank account.

                      o The minimum is $75 per month.

                      o The maximum is 1.00% of your account per month or 3.00% per quarter.
                      o To enroll, call 1-800-343-2898 for an application.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.


Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.


Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o  You are redeeming more than $50,000.
o You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation is required:
   corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
 o  Commercial Bank
 o  Trust Company
 o  Savings Association
 o  Credit Union
 o  Member of a U.S. stock exchange

OTHER SERVICES

Evergreen Express Line

1-800-366-3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)

If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.


Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.


Reinstatement Privileges
A shareholder may, within 90 days of redemption, reinstate their investment by reinvesting some or all of the redemption proceeds into the same class of shares of any Evergreen Fund at NAV. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account.

The Tax Consequences of Investing in the Funds


You may be taxed in two ways:

o On Fund distributions (dividends and capital gains)
o On any profit you make when you sell any or all of your shares.


Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the Fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds expect that substantially all of the their regular dividends will be exempt from federal income tax. Otherwise, the Funds will distribute two types of taxable income to you:

o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.


Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans

You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

                         FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use the 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.


Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.


Financial Highlights


This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.


                                    EVERGREEN
                        Connecticut Municipal Bond Fund

                                                  Year Ended March 31,
                                                ---------------------------
                                                 2000      1999    1998 (a)
CLASS Y SHARES
Net asset value, beginning of period            $  6.38   $  6.38  $  6.40
                                                -------   -------  -------
Income from investment operations
Net investment income                              0.26      0.26     0.07
Net realized and unrealized gains or losses on
 securities                                       (0.35)     0.06    (0.02)
                                                -------   -------  -------
Total from investment operations                  (0.09)     0.32     0.05
                                                -------   -------  -------
Less distributions to shareholders from
Net investment income                             (0.26)    (0.26)   (0.07)
Net realized gains                                (0.02)    (0.06)       0
                                                -------   -------  -------
Total distributions to shareholders               (0.28)    (0.32)   (0.07)
                                                -------   -------  -------
Net asset value, end of period                  $  6.01   $  6.38  $  6.38
                                                -------   -------  -------
Total return                                      (1.47%)    5.14%    0.77%
Ratios and supplemental data
Net assets, end of period (thousands)           $   744   $   570  $   146
Ratios to average net assets
 Expenses++                                        0.86%     0.84%    0.86%+
 Net investment income                             4.25%     4.04%    4.38%+
Portfolio turnover rate                              86%       42%      17%

                                    EVERGREEN
                        Connecticut Municipal Bond Fund

                                                  Year Ended March 31,
                                                ---------------------------
                                                 2000      1999    1998 (b)
CLASS Y SHARES
Net asset value, beginning of period            $  6.38   $  6.38  $  6.44
                                                -------   -------  -------
Income from investment operations
Net investment income                              0.22      0.21     0.05
Net realized and unrealized gains or losses on
 securities                                       (0.35)     0.06    (0.06)
                                                -------   -------  -------
Total from investment operations                  (0.13)     0.27    (0.01)
                                                -------   -------  -------
Less distributions to shareholders from
Net investment income                             (0.22)    (0.21)   (0.05)
Net realized gains                                (0.02)    (0.06)       0
                                                -------   -------  -------
Total distributions to shareholders               (0.24)    (0.27)   (0.05)
                                                -------   -------  -------
Net asset value, end of period                  $  6.01   $  6.38  $  6.38
                                                -------   -------  -------
Total return                                      (2.21%)    4.35%   (0.21%)
Ratios and supplemental data
Net assets, end of period (thousands)           $ 1,375   $ 1,180  $   331
Ratios to average net assets
 Expenses++                                        1.61%     1.58%    1.61%+
 Net investment income                             3.45%     3.25%    3.36%+
Portfolio turnover rate                              86%       42%      17%

(a) For the period from December 30, 1997 (commencement of class operations) to March 31, 1998.
(b) For the period from January 9, 1998 (commencement of class operations) to March 31, 1998.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.


                                    EVERGREEN
                        Connecticut Municipal Bond Fund

                                                  Year Ended March 31,
                                                ---------------------------
                                                 2000      1999    1998 (a)
CLASS Y SHARES
Net asset value, beginning of period            $  6.38   $  6.37  $  6.32
                                                -------   -------  -------
Income from investment operations
Net investment income                              0.27      0.28     0.10
Net realized and unrealized gains or losses on
 securities                                       (0.35)     0.07     0.05
                                                -------   -------  -------
Total from investment operations                  (0.08)     0.35     0.15
                                                -------   -------  -------
Less distributions to shareholders from
Net investment income                             (0.27)    (0.28)   (0.10)
Net realized gains                                (0.02)    (0.06)       0
                                                -------   -------  -------
Total distributions to shareholders               (0.29)    (0.34)   (0.10)
                                                -------   -------  -------
Net asset value, end of period                  $  6.01   $  6.38  $  6.37
                                                -------   -------  -------
Total return                                      (1.22%)    5.56%    2.39%
Ratios and supplemental data
Net assets, end of period (thousands)           $70,390   $73,890  $67,675
Ratios to average net assets
 Expenses++                                        0.61%     0.58%    0.61%+
 Net investment income                             4.47%     4.33%    4.50%+
Portfolio turnover rate                              86%       42%      17%

(a) For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                                   EVERGREEN
                         New Jersey Municipal Bond Fund

                               Year Ended March 31,
                         ------------------------------------      Period Ended           Year Ended
                          2000      1999     1998    1997 (a)   August 31, 1996 (b)   February 29, 1996
CLASS A SHARES
Net asset value,
 beginning of period     $ 11.16   $ 11.11  $ 10.74  $ 10.75          $ 11.01              $ 10.53
                         -------   -------  -------  -------          -------              -------
Income from investment
 operations
Net investment income       0.51      0.51     0.53     0.31             0.28                 0.56
Net realized and
 unrealized gains or
 losses on securities      (0.66)     0.11     0.46    (0.01)           (0.26)                0.48
                         -------   -------  -------  -------          -------              -------
Total from investment
 operations                (0.15)     0.62     0.99     0.30             0.02                 1.04
                         -------   -------  -------  -------          -------              -------

Less distributions to
 shareholders from
Net investment income      (0.51)    (0.51)   (0.53)   (0.31)           (0.28)               (0.56)
Net realized gains         (0.02)    (0.06)   (0.09)       0                0                    0
                         -------   -------  -------  -------          -------              -------
Total distributions to
 shareholders              (0.53)    (0.57)   (0.62)   (0.31)           (0.28)               (0.56)
                         -------   -------  -------  -------          -------              -------

Net asset value, end of
 period                  $ 10.48   $ 11.16  $ 11.11  $ 10.74          $ 10.75              $ 11.01
                         -------   -------  -------  -------          -------              -------
Total return*              (1.33%)    5.66%    9.34%    2.83%            0.19%               10.08%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $28,135   $33,657  $31,614  $31,434          $32,377              $41,762
Ratios to average net
 assets
 Expenses++                 0.56%     0.50%    0.50%    0.44%+           0.34%+               0.36%
 Net investment income      4.72%     4.52%    4.77%    5.02%+           5.08%+               5.15%
Portfolio turnover rate       55%       40%      37%      15%               0%                   4%

                               Year Ended March 31,
                         ------------------------------------      Period Ended         Period Ended
                          2000      1999     1998    1997 (a)   August 31, 1996 (b) February 29, 1996 (c)
CLASS B SHARES
Net asset value,
 beginning of period     $ 11.16   $ 11.11  $ 10.74  $ 10.75          $ 11.01              $ 11.08
                         -------   -------  -------  -------          -------              -------
Income from investment
 operations
Net investment income       0.41      0.40     0.43     0.25             0.24                 0.05
Net realized and
 unrealized gains or
 losses on securities      (0.66)     0.11     0.46        0            (0.26)               (0.07)
                         -------   -------  -------  -------          -------              -------
Total from investment
 operations                (0.25)     0.51     0.89     0.25            (0.02)               (0.02)
                         -------   -------  -------  -------          -------              -------

Less distributions to
 shareholders from
Net investment income      (0.41)    (0.40)   (0.43)   (0.26)           (0.24)               (0.05)
Net realized gains         (0.02)    (0.06)   (0.09)       0                0                    0
                         -------   -------  -------  -------          -------              -------
Total distributions to
 shareholders              (0.43)    (0.46)   (0.52)   (0.26)           (0.24)               (0.05)
                         -------   -------  -------  -------          -------              -------

Net asset value, end of
 period                  $ 10.48   $ 11.16  $ 11.11  $ 10.74          $ 10.75              $ 11.01
                         -------   -------  -------  -------          -------              -------
Total return*              (2.21%)    4.71%    8.35%    2.29%           (0.20%)              (0.22%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $19,582   $20,199  $13,645  $ 7,847          $ 2,709              $   186
Ratios to average net
 assets
 Expenses++                 1.47%     1.41%    1.41%    1.36%+           1.28%+               0.31%+
 Net investment income      3.81%     3.59%    3.85%    4.07%+           4.14%+               5.23%+
Portfolio turnover rate       55%       40%      37%      15%               0%                   4%

(a) For the seven months ended March 31, 1997. The Fund changed its fiscal year end from August 31 to March 31, effective March 31, 1997.
(b) For the six months ended August 31, 1996. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 1996.
(c) For the period from January 30, 1996 (commencement of class operations) to February 29, 1996.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                                   EVERGREEN
                         New Jersey Municipal Bond Fund

                                Year Ended March 31,
                         ---------------------------------------     Period Ended         Period Ended
                           2000       1999      1998    1997 (a)  August 31, 1996 (b) February 29, 1996 (c)
CLASS Y SHARES
Net asset value,
 beginning of period     $  11.16   $  11.11  $  10.74   $10.75         $11.01               $11.14
                         --------   --------  --------   ------         ------               ------
Income from investment
 operations
Net investment income        0.52       0.52      0.54     0.32           0.28                 0.03
Net realized and
 unrealized gains or
 losses on securities       (0.66)      0.11      0.46    (0.01)         (0.26)               (0.13)
                         --------   --------  --------   ------         ------               ------
Total from investment
 operations                 (0.14)      0.63      1.00     0.31           0.02                (0.10)
                         --------   --------  --------   ------         ------               ------
Less distributions to
 shareholders from
Net investment income       (0.52)     (0.52)    (0.54)   (0.32)         (0.28)               (0.03)
Net realized gains          (0.02)     (0.06)    (0.09)       0              0                    0
                         --------   --------  --------   ------         ------               ------

Total distributions to
 shareholders               (0.54)     (0.58)    (0.63)   (0.32)         (0.28)               (0.03)
                         --------   --------  --------   ------         ------               ------
Net asset value, end of
 period                  $  10.48   $  11.16  $  11.11   $10.74         $10.75               $11.01
                         --------   --------  --------   ------         ------               ------
Total return                (1.23%)     5.76%     9.44%    2.88%          0.20%               (0.87%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $168,632   $123,419  $105,331   $9,436         $9,076               $   18
Ratios to average net
 assets
 Expenses++                  0.47%      0.41%     0.41%    0.36%+         0.31%+               0.31%+
 Net investment income       4.83%      4.61%     4.79%    5.08%+         5.12%+               5.28%+
Portfolio turnover rate        55%        40%       37%      15%             0%                   4%

(a) For the seven months ended March 31, 1997. The Fund changed its fiscal year end from August 31 to March 31, effective March 31, 1997.
(b) For the six months ended August 31, 1996. The Fund changed its fiscal year end from February 28 to August 31, effective August 31, 1996.
(c) For the period from February 8, 1996 (commencement of class operations) to February 29, 1996.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                                   EVERGREEN
                        Pennsylvania Municipal Bond Fund

                                           Year Ended March 31,
                                  --------------------------------------------
                                   2000      1999     1998     1997     1996
CLASS A SHARES
Net asset value, beginning of
 period                           $ 11.66   $ 11.70  $ 11.14  $ 11.15  $ 10.91
                                  -------   -------  -------  -------  -------
Income from investment
 operations
Net investment income                0.54      0.51     0.55     0.59     0.60
Net realized and unrealized
 gains or losses on securities      (0.76)     0.10     0.55    (0.01)    0.23
                                  -------   -------  -------  -------  -------
Total from investment operations    (0.22)     0.61     1.10     0.58     0.83
                                  -------   -------  -------  -------  -------
Less distributions to
 shareholders from
Net investment income               (0.54)    (0.51)   (0.54)   (0.59)   (0.59)
Net realized gains                  (0.01)    (0.14)       0        0        0
                                  -------   -------  -------  -------  -------
Total distributions to
 shareholders                       (0.55)    (0.65)   (0.54)   (0.59)   (0.59)
                                  -------   -------  -------  -------  -------
Net asset value, end of period    $ 10.89   $ 11.66  $ 11.70  $ 11.14  $ 11.15
                                  -------   -------  -------  -------  -------
Total return*                       (1.86%)    5.36%   10.02%    5.30%    7.66%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $32,796   $28,646  $24,119  $24,535  $28,710
Ratios to average net assets
 Expenses++                          0.73%     0.82%    0.76%    0.76%    0.76%
 Net investment income               4.89%     4.36%    4.79%    5.26%    5.29%
Portfolio turnover rate                28%       69%      54%      84%      55%

                                           Year Ended March 31,
                                  --------------------------------------------
                                   2000      1999     1998     1997     1996
CLASS B SHARES
Net asset value, beginning of
 period                           $ 11.52   $ 11.55  $ 10.99  $ 11.00  $ 10.81
                                  -------   -------  -------  -------  -------
Income from investment
 operations
Net investment income                0.45      0.42     0.46     0.49     0.51
Net realized and unrealized
 gains or losses on securities      (0.70)     0.11     0.54    (0.01)    0.22
                                  -------   -------  -------  -------  -------
Total from investment operations    (0.25)     0.53     1.00     0.48     0.73
                                  -------   -------  -------  -------  -------
Less distributions to
 shareholders from
Net investment income               (0.46)    (0.42)   (0.44)   (0.49)   (0.54)
Net realized gains                  (0.01)    (0.14)       0        0        0
                                  -------   -------  -------  -------  -------
Total distributions to
 shareholders                       (0.47)    (0.56)   (0.44)   (0.49)   (0.54)
                                  -------   -------  -------  -------  -------
Net asset value, end of period    $ 10.80   $ 11.52  $ 11.55  $ 10.99  $ 11.00
                                  -------   -------  -------  -------  -------
Total return*                       (2.23%)    4.68%    9.27%    4.50%    6.84%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $35,334   $37,823  $37,036  $37,215  $37,719
Ratios to average net assets
 Expenses++                          1.48%     1.58%    1.52%    1.51%    1.48%
 Net investment income               4.11%     3.60%    4.04%    4.50%    4.55%
Portfolio turnover rate                28%       69%      54%      84%      55%

*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                                   EVERGREEN
                        Pennsylvania Municipal Bond Fund

                                              Year Ended March 31,
                                       ---------------------------------------
                                        2000     1999    1998    1997    1996
CLASS C SHARES
Net asset value, beginning of period   $11.55   $11.59  $11.02  $11.03  $10.83
                                       ------   ------  ------  ------  ------
Income from investment operations
Net investment income                    0.45     0.42    0.45    0.47    0.51
Net realized and unrealized gains or
 losses on securities                   (0.71)    0.10    0.57    0.01    0.23
                                       ------   ------  ------  ------  ------
Total from investment operations        (0.26)    0.52    1.02    0.48    0.74
                                       ------   ------  ------  ------  ------
Less distributions to shareholders
 from
Net investment income                   (0.46)   (0.42)  (0.45)  (0.49)  (0.54)
Net realized gains                      (0.01)   (0.14)      0       0       0
                                       ------   ------  ------  ------  ------
Total distributions to shareholders     (0.47)   (0.56)  (0.45)  (0.49)  (0.54)
                                       ------   ------  ------  ------  ------
Net asset value, end of period         $10.82   $11.55  $11.59  $11.02  $11.03
                                       ------   ------  ------  ------  ------
Total return*                           (2.31%)   4.59%   9.34%   4.49%   6.92%
Ratios and supplemental data
Net assets, end of period (thousands)  $5,726   $6,945  $6,414  $6,830  $9,675
Ratios to average net assets
 Expenses++                              1.48%    1.58%   1.52%   1.51%   1.48%
 Net investment income                   4.11%    3.60%   4.05%   4.52%   4.57%
Portfolio turnover rate                    28%      69%     54%     84%     55%

                                                   Year Ended March 31,
                                                -----------------------------
                                                  2000       1999    1998 (a)
CLASS Y SHARES
Net asset value, beginning of period            $  11.66   $  11.70  $  11.60
                                                --------   --------  --------
Income from investment operations
Net investment income                               0.57       0.54      0.19
Net realized and unrealized gains or losses on
 securities                                        (0.76)      0.10      0.10
                                                --------   --------  --------
Total from investment operations                   (0.19)      0.64      0.29
                                                --------   --------  --------
Less distributions to shareholders from
Net investment income                              (0.57)     (0.54)    (0.19)
Net realized gains                                 (0.01)     (0.14)        0
                                                --------   --------  --------
Total distributions to shareholders                (0.58)     (0.68)    (0.19)
                                                --------   --------  --------
Net asset value, end of period                  $  10.89   $  11.66  $  11.70
                                                --------   --------  --------
Total return                                       (1.62%)     5.63%     2.54%
Ratios and supplemental data
Net assets, end of period (thousands)           $796,576   $181,919  $152,960
Ratios to average net assets
 Expenses++                                         0.47%      0.57%     0.59%+
 Net investment income                              5.20%      4.61%     4.75%+
Portfolio turnover rate                               28%        69%       54%

(a) For the period from November 24, 1997 (commencement of class operations) to March 31, 1998.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                                     Notes

                                     Notes

Evergreen Funds


Money Market
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

Tax Advantaged
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
High Grade Municipal Bond Fund
Maryland Municipal Bond Fund
Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Short-Intermediate Municipal Fund
South Carolina Municipal Bond Fund
Tax-Free High Income Fund
Virginia Municipal Bond Fund

Income
Diversified Bond Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Quality Income Fund
Select Adjustable Rate Fund
Short-Duration Income Fund
Strategic Income Fund
U.S. Government Fund
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund


Growth & Income
Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund

Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Large Company Growth Fund
Tax Strategic Equity Fund


Global International
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Sector Funds
Health Care Fund
Technology Fund


Express Line
800.346.3858

Investor Services
800.343.2898


www.evergreen-funds.com


1.   Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares


2.   Investor Services
     Call 1-800-343-2898

     Monday through Friday, 8 a.m. to 6 p.m.
     Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information Line for Hearing and Speech Impaired (TTY/TDD)
     Call 1-800-343-2888
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.   Write us a letter

     Evergreen Service Company
     P.O. Box 2121
     Boston, MA  02106-9970

     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence


5.   For express, registered, certified mail:

     Evergreen Service Company
     200 Berkeley St.
     Boston, MA  02116-5034


6.   Contact us on-line:
     www.evergreen-funds.com

7.   Regular communications you will receive:

     Account Statements -- You will receive quarterly statements for each Fund in which you invest.


     Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.


     Annual and Semi-annual reports -- You will receive a detailed financial report on your Funds twice a year.

     Tax Forms -- Each January you will receive any tax information you need to include with your tax returns as well as the Evergreen Tax Information Guide.

     For More Information About the
     Evergreen State Municipal Bond Funds, Ask for:


     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.


     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.


     For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.


     Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009 or by electronic request at the following email address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.. For more information about the operation of the Public Reference Room, call the SEC at 1-800-SEC-0330.




                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016


                                                         SEC File No.: 811-08367

                           EVERGREEN MUNICIPAL TRUST

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                            EVERGREEN MUNICIPAL TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                      EVERGREEN STATE MUNICIPAL BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2000


          Evergreen Connecticut Municipal Bond Fund ("Connecticut Fund")
           Evergreen New Jersey Municipal Bond Fund ("New Jersey Fund")
         Evergreen Pennsylvania Municipal Bond Fund ("Pennsylvania Fund")
                       (Each a "Fund"; together, the "Funds")


   Each Fund is a series of an open-end management investment company known as
                    Evergreen Municipal Trust (the "Trust")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated August 1, 2000 for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus offering Class A and Class B shares of each Fund, Class C shares of Pennsylvania Municipal Bond Fund and Class Y shares of each Fund. You may obtain a prospectus without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com. The information in Part 1 of this SAI is
specific information  about  the  Funds  described  in  the  prospectus.   The
information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated March 31, 2000. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY..............................................................1-2
INVESTMENT POLICIES........................................................1-2
OTHER SECURITIES AND PRACTICES.............................................1-4
PRINCIPAL HOLDERS OF FUND SHARES...........................................1-4
EXPENSES...................................................................1-6
PERFORMANCE................................................................1-10
COMPUTATION OF CLASS A OFFERING PRICE .....................................1-11
SERVICE PROVIDERS..........................................................1-12
FINANCIAL STATEMENTS.......................................................1-13
ADDITIONAL INFORMATION CONCERNING CONNECTICUT..............................1-14
ADDITIONAL INFORMATION CONCERNING NEW JERSEY ..............................1-21
ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA.............................1-24

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES..............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-20
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-22
PRICING OF SHARES..........................................................2-25
PERFORMANCE CALCULATIONS...................................................2-26
PRINCIPAL UNDERWRITER......................................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-28
TAX INFORMATION............................................................2-31
BROKERAGE..................................................................2-34
ORGANIZATION...............................................................2-36
INVESTMENT ADVISORY AGREEMENT..............................................2-37
MANAGEMENT OF THE TRUST....................................................2-38
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-41
ADDITIONAL INFORMATION.....................................................2-52

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Non-Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

         A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other that U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities tests applicable to diversified funds.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.  Investment in Federally Tax Exempt Securities

         Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.


                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Options and Futures Strategies
High Yield, High Risk Bonds
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Municipal Bonds
U.S. Virgin Islands, Guam and Puerto Rico
Zero Coupon "Stripped" Bonds


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of June 30, 2000, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of June 30, 2000.

                    ------------------------------------------------------

                    Connecticut Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    Donaldson Lufkin Jenrette                    20.50%
                    Securities Corporation, Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303-9988
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    MLPF&S For the Sole Benefit of its           20.22%
                    Customers
                    Attn: Fund Administration #97W06
                    4800 Deer Lake Dr. E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Fiduciary Trust Company International        12.38%
                    for Eileen M. Clark Rev Trust
                    2 World Trade Center
                    New York, NY 10048-0203
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation FBO Sarah          8.66%
                    Allin
                    10 Sandgate Road
                    Madison, CT 06443-3453
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                    8.21%
                    Beatrice M. Wright
                    c/o Prospect #224
                    60 Loeffler Road
                    Bloomfield, CT 06002-2279
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    Sally B. Dunavan                              5.14%
                    3 Junebar Lane
                    Norwalk, CT 06851
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Connecticut Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Clearing Corporation FBO               14.86%
                    Stewart Monroe Jr.
                    Avalon Springs
                    25 River Road #7208
                    Wilton, CT 06897-4085
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                   10.97%
                    Edith B. White
                    28 Skyline Drive
                    Sherman, CT 06784-2141
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Clearing Corporation                    8.06%
                    Sylvia Fendler
                    72 Brinkerhoff Avenue
                    Stamford, CT 06905-3203
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    MLPF&S For the Sole Benefit of Its            7.28%
                    Customers
                    Attn: Fund Admin #977N4
                    4800 Deer Lake Dr E 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Connecticut Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank                    99.51%
                    Cash Account
                    Attn: Trust Operation Fund Group
                    401 S Tyron Street, 3rd Floor
                    Charlotte, NC 28202-1911
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    New Jersey Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None                                         None
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    New Jersey Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None                                         None
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    New Jersey Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank                    97.82%
                    Trust Accounts
                    Attn: Ginny Batten
                    401 S Tyron Street, 3rd Floor
                    Charlotte, NC 28202-1911
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None                                         None
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S For the Sole Benefit of its            7.17%
                    Customers
                    Attn: Fund Admin #97A06
                    4800 Deer Lake Dr E, 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    MLPF&S For the Sole Benefit of its           19.24%
                    Customers
                    Attn: Fund Admin #97A07
                    4800 Deer Lake Dr E, 2nd Floor
                    Jacksonville, FL 32246-6484
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Pennsylvania Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union National Bank                    99.36%
                    Cash Account
                    Attn: Trust Operation Fund Group
                    401 S Tyron Street, 3rd Floor
                    Charlotte, NC 28202-1911
                    ----------------------------------------- ------------


                                    EXPENSES

Advisory Fees

         Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         Evergreen Investment Management (EIM) (formerly known as Capital Management Group, or CMG), a division of First Union National Bank, is the investment advisor to the Connecticut Fund. EIM is entitled to receive a fee from the Connecticut Fund at the annual rate of 0.52% of the Fund's average daily net assets. For the year ended March 31, 2000, EIM voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.42%. EIM may change or stop this waiver at any time.

         EIM is also the advisor to the New Jersey Fund. EIM is entitled to receive a fee from the New Jersey Fund at the annual rates below:

                        ---------------------- ---------------------

                          Average Daily Net            Fee
                               Assets
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $500 million           0.42%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $500 million           0.37%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $500 million           0.32%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Over $1.5 billion           0.27%
                        ---------------------- ---------------------

         In order to limit Fund expenses, the New Jersey Fund paid net advisory fees of 0.33% of the Fund's average daily net assets. These limits may be removed or changed at any time.


         Evergreen Investment Management Company (EIMC) is the investment advisor to the Pennsylvania Fund. EIMC is entitled to receive a fee from the Fund at the annual rates below:

                        -------------------------- -----------------

                        Average Daily Net Assets         Fee
                        -------------------------- -----------------
                        -------------------------- -----------------
                            First $50 million           0.46%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $50 million            0.41%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.36%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.31%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.26%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Next $100 million           0.21%
                        -------------------------- -----------------
                        -------------------------- -----------------
                            Over $500 million           0.16%
                        -------------------------- -----------------

Advisory Fees Paid


         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

================================================================================
Fund/Fiscal Year or Period        Advisory Fees Paid       Advisory Fees Waived
================================================================================
Year Ended March 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                      $428,618                  $92,329
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                     $1,016,585                 $313,481
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                   $2,402,813                       $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended March 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                       $425,935                 $116,474
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                        $825,018                 $396,701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                    $1,135,581                       $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year or Period Ended March 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund (a)                   $141,059                  $64,322
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                        $429,995                 $296,793
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                      $610,824                 $174,928
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) The Fund commenced operations on November 24, 1997.


Brokerage Commissions

    The Funds paid no brokerage commissions during fiscal years 2000, 1999 and 1998.

Underwriting Commissions

    Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

--------------------------------------------------------------------------------
Fiscal Year/Fund                   Total Underwriting   Underwriting Commissions
                                      Commissions               Retained
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year ended March 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                       $32,839                    $635
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                       $231,762                 $14,828
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                     $416,683                 $13,942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year ended March 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund                       $52,550                      $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                       $340,407                      $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                     $363,030                 $10,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year or period ended March 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund (a)                    $3,194                     $476
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund                        $44,432                   $4,471
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund                      $65,672                   $6,605
--------------------------------------------------------------------------------
(a) The Fund commenced operations on November 24, 1997.


12b-1 Fees

     Below are the 12b-1 fees paid by each Fund for the fiscal year ended March 31, 2000. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI. Class Y shares do not pay 12b-1 fees and Class A shares do not pay distribution fees.

--------------------------------------------------------------------------------
                    Class A            Class B                   Class C
                   -------------------------------------------------------------
         Fund      -------------------------------------------------------------
                    Service   Distribution    Service   Distribution   Service
                     Fees        Fees          Fees        Fees          Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund    $1,763     $10,494       $3,498         N/A          N/A
--------------------------------------------------------------------------------
New Jersey Fund    $29,438*   $155,542      $51,847         N/A          N/A
--------------------------------------------------------------------------------
Pennsylvania Fund  $79,177    $275,183      $91,728       $48,960      $16,320
--------------------------------------------------------------------------------
*Includes $47,032 of 12b-1 waiver.

Trustee Compensation

    Listed below is the Trustee compensation paid by the Trust individually for year ended March 31, 2000 and by the Trust and the eleven other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

--------------------------------------------------------------------------------
                                                     Total Compensation from the
                            Aggregate Compensation    Evergreen Fund Complex for
      Trustee               from Trust for fiscal      the calendar year ended
                             year ended 3/31/2000             12/31/1999*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin                   $910                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III               $897                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss                   $280                            $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford                       $912                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell**                    $936                       $97,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.                     $905                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell                  $910                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry                  $1,039                       $85,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.              $280                            $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit                  $905                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson                  $905                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III               $956                       $77,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield                $1,165                      $102,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima                     $905                       $75,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner                   $280                            $0
--------------------------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 1999. The amounts listed below will be payable in later years to the respective Trustees:

Austin                $11,250
Howell                $77,600
McDonnell             $75,000
McVerry               $85,000
Pettit                $75,000
Salton                $77,000
Scofield              $61,200

**As of January 31, 2000, James S. Howell retired and became Trustee Emeritus.

                                   PERFORMANCE

Total Return

    Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 2000. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

------------------------------------------------------------------------------------------------------------
                                                                Ten Years or Since
     Fund/Class               One Year          Five Years       Inception Date of    Inception Date of
                                                                       Class                Class
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Connecticut Fund (a)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class A                       -6.17%                3.15%                4.24%              12/30/1997
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class B                       -6.92%                3.06%                3.97%              01/09/1998
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class Y                       -1.22%                4.44%                5.01%              11/24/1997
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
New Jersey Fund (b)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class A                       -6.05%                4.04%                5.49%              7/16/1991
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class B                       -6.91%                3.96%                5.64%              1/30/1996
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class Y                       -1.23%                5.13%                6.13%               2/8/1996
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Pennsylvania Fund (c)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class A                       -6.51%                4.21%                6.24%              12/27/1990
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class B                       -6.92%                4.20%                6.23%               2/1/1993
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class C                       -4.18%                4.53%                6.22%               2/1/1993
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Class Y                       -1.62%                5.35%                6.88%              11/24/1997
------------------------------------------------------------------------------------------------------------

(a) Historical performance shown for Class Y prior to its inception is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio the total returns would be as follows: Class A - 5 year 3.30%, 10 year 4.46% and since 1/31/81 6.13%; Class B - 5 year 3.21%
and 10 year 4.19% and 1/31/81 5.60%;  Class Y - 5 year 4.59%,  10 year 5.23% and since 1/31/81 6.66%. For Classes A and B prior to their inception, the historical performance shown is based on the performance of Class Y and has not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Classes A and B would have been lower.

(b) Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Class B. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

(c) Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.


Yields

    Below are the current and tax equivalent yields for each class of shares of the Funds for the 30-day period ended March 31, 2000. For more information, see "30-Day Yield" and "Tax Equivalent Yield" under "Performance Calculations" in Part 2 of this SAI.

                         Combined
                         Federal &
       Fund              State Tax            30-Day Yield                           Tax Equivalent Yield
                           Rate (1)
                                     --------------------------------------------------------------------------
                                     --------------------------------------------------------------------------
                                      Class A  Class B   Class C  Class Y   Class A  Class B   Class C  Class Y
---------------------------------------------------------------------------------------------------------------
Connecticut Fund         39.60%        4.30%    3.77%      N/A     4.76%     7.12%    6.24%     N/A      7.88%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
New Jersey Fund          39.60%        4.58%    3.90%      N/A     4.90%     7.58%    6.46%     N/A      8.11%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Pennsylvania Fund        39.60%        4.87%    4.36%     4.36%    5.36%     8.06%    7.22%    7.22%     8.87%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

(1) Assumed for purposes of this chart. Your tax may vary.

                      COMPUTATION OF CLASS A OFFERING PRICE

    Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at the end of March 31, 2000. For more information, see "Purchase, Redemption and Pricing of Shares."

--------------------------------------------------------------------------------
    Fund              Net Asset Value Per    Sales Charge     Offering Price Per
                           Share                                   Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Connecticut Fund           $6.01                4.75%              $6.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
New Jersey Fund           $10.48                4.75%             $11.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pennsylvania Fund         $10.89                4.75%             $11.43
--------------------------------------------------------------------------------

                                SERVICE PROVIDERS

Administrator

    Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02106, a subsidiary of First Union Corporation, serves as administrator to Connecticut Fund, New Jersey Fund and Pennsylvania Fund subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from the Fund. The current fee paid to EIS, as of 1/3/2000 is 0.10% of each Fund's average net assets.


---------------------------------------------------===========================
Fund/Fiscal Year or Period                          Administrative Fees Paid
---------------------------------------------------===========================
---------------------------------------------------===========================
Year Ended 3/31/2000
---------------------------------------------------===========================
---------------------------------------------------===========================
Connecticut Fund                                              $27,423
---------------------------------------------------===========================
---------------------------------------------------===========================
New Jersey Fund                                               $79,028
---------------------------------------------------===========================
---------------------------------------------------===========================
Pennsylvania Fund                                            $296,370
---------------------------------------------------===========================
---------------------------------------------------===========================
Year Ended 3/31/1999
---------------------------------------------------===========================
---------------------------------------------------===========================
Connecticut Fund                                              $15,105
---------------------------------------------------===========================
---------------------------------------------------===========================
New Jersey Fund                                               $35,092
---------------------------------------------------===========================
---------------------------------------------------===========================
Pennsylvania Fund                                             $35,246
---------------------------------------------------===========================
---------------------------------------------------===========================
Year or Period Ended 3/31/1998
---------------------------------------------------===========================
---------------------------------------------------===========================
Connecticut Fund (a)                                           $5,776
---------------------------------------------------===========================
---------------------------------------------------===========================
New Jersey Fund                                               $22,519
---------------------------------------------------===========================
---------------------------------------------------===========================
Pennsylvania Fund                                             $25,291
---------------------------------------------------===========================
---------------------------------------------------===========================
(a) The Fund commenced operations on November 24, 1997.


Transfer Agent

    Evergreen Service Company (ESC), P.O. Box 2121, Boston, Massachusetts 02106-2121, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

                 ----------------------------- --------------- ==============

                                                 Annual Fee     Annual Fee
                 Fund Type                        Per Open      Per Closed
                                                  Account*       Account**
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Money Market Funds                $25.50          $9.00
                 ----------------------------- --------------- ==============

           *For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
         **Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

    Evergreen Distributor, Inc.(EDI), 90 Park Avenue, New York, New York 10016, markets the Funds through broker-dealers and other financial representatives.

Independent Auditors

    KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

    State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

    Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

    The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-9970 or by calling (800) 343-2898, or by downloading it off our website at www.evergreen-funds.com.

                  ADDITIONAL INFORMATION CONCERNING CONNECTICUT


    The financial condition of the State of Connecticut (State), its public and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of Connecticut Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in Connecticut and is based on information obtained from Connecticut, certain of its authorities and certain other localities within the State, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Connecticut, and that there is no obligation on the part of Connecticut to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Connecticut.

State Economy

    General. Connecticut, the southernmost of the New England States, is located on the northeast coast and is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Connecticut is situated directly between the financial centers of Boston and New York and is a highly developed and urbanized state. More than one quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period from 1940 to 1970, slowed substantially during the 1970s and 1980s, and declined in the years 1992 through 1995. The 1999 estimated population increased slightly from 1998, but remained below the figure recorded in the 1990 Federal Census.

    Connecticut's economic performance is measured by personal income, which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment, which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

    Defense Industry. One important component of the manufacturing sector in Connecticut is defense-related business. Approximately one quarter of manufacturing establishments and total manufacturing employees in Connecticut are involved in defense related businesses. Nonetheless, its significance in the State's economy has declined considerably. Connecticut has witnessed a marked reduction in the amount of federal spending earmarked for defense related industries in the State. In fiscal 1998, Connecticut received $3,408.7 million of prime contract awards. This accounted for 3.1% of national total awards and ranked ninth in total defense dollars awarded and second in per capita dollars awarded among the 50 states. In fiscal year 1998, Connecticut had $1,041 in per capita defense awards, compared to the national average of $400. As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut based firms has fallen to 2.0% of Gross State Product in fiscal 1998, down from 5.7% of Gross State Product in fiscal year 1989.

State Budgetary Process

    Balanced Budget Requirement.  In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

    Biennium Budget. The State's fiscal year begins on July 1 and ends June
30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

    Adoption of the Budget.  The budget document,  as finally  developed by the Governor with the assistance of the Office of Policy Management, is published and transmitted to the General Assembly in February of each odd-numbered year. A report summarizing recommended adjustments or revisions is submitted by the Governor to the General Assembly in even-numbered years. The Governor or a representative then appears before the appropriate committee of the General Assembly to explain and address questions concerning the budget document or reports. Prior to June 30 of each odd-numbered year, the General Assembly generally enacts one bill making all appropriations for the next two fiscal years and setting forth revenue estimates for those years. Subsequent appropriations of revenue bills are occasionally passed.

    Line Item Veto. Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. A statement identifying the items so disapproved and explaining the reasons therefore must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly. The General Assembly may separately reconsider and re-pass such disapproved appropriation items by a two-thirds vote of each house.

State General Fund

    The State finances most of its operations through the General Fund. However, certain State functions are financed through other State funds.

    Fiscal Year 1999-2000 Operations. The adopted budget for the 1999-2000 fiscal year anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million, resulting in a projected surplus of $64.4 million. The State's fiscal position is reported monthly by the Comptroller. The Comptroller's report for the period ending April 30, 2000 estimates 1999-2000 fiscal year General Fund revenues of $11,127.7 million and General Fund expenditures of $10,725.5 million, for an estimated operating surplus of $402.2 million.

    Under the Connecticut General Statutes, any unappropriated surplus, up to five percent of General Fund expenditures, must be deposited into the Budget Reserve Fund. After transferring this amount, the balance must be used to reduce bonded indebtedness or for other permitted purposes. The General Assembly has appropriated the surplus for certain permitted purposes described below.

Midterm Budget Adjustments. Under the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. On February 9, 2000, the Governor submitted this status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1999-2000 and 2000-2001 fiscal years. The General Assembly convened on February 9, 2000, enacted Midterm Budget Adjustments for fiscal years 1999-2000 and 2000-2001, and the Midterm Budget Adjustments were signed into law by the Governor on May 5, 2000.

Fiscal Year 1999-2000. As part of the Midterm Budget Adjustments for the 1999-2000 fiscal year, the General Assembly appropriated substantially the entire projected 1999-2000 surplus. The appropriation of the surplus necessitated a declaration from the Governor in order for the General Assembly to appropriate funds beyond the limits of the State's expenditure cap. After the above dispositions, it is projected that there will remain sufficient surplus available to fully fund the Budget Reserve Fund to the maximum 5% statutory requirement. Provisions were made for any excess surplus after transferring funds to the Budget Reserve Fund to be disposed of as follows: the first $10 million for school wiring projects and the balance to avoid issuing debt for school construction projects. Based on the forecast as of June 2000, an additional $170.0 million will be available for these purposes.

Fiscal Year 2000-2001. The Midterm Budget Adjustments anticipate General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million, for an estimated General Fund surplus of $0.5 million, and would result in a fiscal 2000-2001 budget that remains within the limits imposed by the expenditure cap. For fiscal 2000-2001, permitted growth in capped expenditures is estimated at 5.48%. The Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that is $50.9 million below the expenditure cap.

State Debt

    Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

    Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

    Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of January 1, 2000, there was legislatively authorized direct general obligation bond indebtedness in the aggregate amount of $13,310.3 million of which $11,338.5 million had been approved for issuance and $9,872.1 million had been issued. As of January 1, 2000, $6,915.8 million was outstanding.

    There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in general fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State general fund revenues or taxes, or the establishment of priorities for payment of debt service on the State's general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

    Statutory Debt Limit for State Direct General  Obligation Debt. Section
3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except to the extent such authorization shall cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and
Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991, all authorized debt to fund the Connecticut Development Authority's tax increment bond program, and any indebtedness represented by agreements entered into pursuant to certain provisions of the Connecticut General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above. In addition, under Public Act No. 95-230, the amount of authorized but unissued debt under that Act for UConn 2000 is limited to the amount permitted to be issued under the cap.

    In accordance with the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 of each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

    Ratings. As of June 29, 2000, the most recent general obligation bonds of the State were rated Aa3 by Moody's Investors Service, Inc., (Moody's), AA by Standard & Poor's Rating Service, (S&P), a division of the McGraw-Hill Companies, Inc., and AA by Fitch IBCA, Inc., (Fitch). There can be no assurance that these ratings will remain in effect in the future.

    Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the General Fund and pursuant to legislation may issue debt secured by special taxes or revenues pledged to such funds. In addition, the State is contingently liable or has limited liability, from the resources of the General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain contingent liabilities for future payments.

    Future Issuance of Direct General Obligation Debt. The 2000 Session of the Connecticut General Assembly authorized new direct general obligation bonding totaling $263.7 million in addition to the original total bond authorizations for fiscal year 2000-2001 of $1.144 billion, and authorized reductions from prior bond authorizations of $70.1 million, resulting in a net increase of new bonding of $193.6 million.

Litigation

    The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. In the cases described below, the fiscal impact of an adverse decision might be significant, but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

    Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The 1997 General Assembly enacted Public Act 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. Therefore, the plaintiffs may be able to pursue their claim at a later date.

    The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility.

    Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

    Donald P. Karp, Administrator of the Estate of Leslie J. Karp v. State of Connecticut is a Superior Court action brought in 1999, pursuant to a grant of permission to sue by the legislature, seeking money damages for the death of Leslie J. Karp, M.D., who was killed in a head on collision with a vehicle operated by Edward Kiley. The plaintiff alleges that the death of his decedent was caused by the carelessness and negligence of the State through the Office of Adult Probation in their supervision of Kiley who was placed in the suspended prosecution program.

    Hospital Tax Cases. In 1999 several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings. The hospitals claim that the hospital tax should not be imposed on tangible property transferred incidental to the provision of patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits.

    PTI,  Inc. v. Philip  Morris et al. was filed in the Federal  Court for the Central District of California in 1999 against the State of Connecticut and the Attorney General in his official and individual capacities. The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement (MSA) entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain state statutes, including those banning the sale of re-imported cigarettes, so-called Non Participating Manufacturer statutes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs claim that various provisions of the MSA and these state statutes violate the federal constitution, antitrust and civil rights laws. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys fees and costs.

    Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

    There are various cases involving alleged Indian Tribes that do not claim significant monetary damages from the State. These cases are mentioned because they claim sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour. There may be additional suits filed by other alleged Indian Tribes claiming ownership of land located in the State of Connecticut but to which the State is not a party. One such claim involves the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent. The State has also challenged the decision of the Federal Department of the Interior which allows the Mashantucket Pequot Tribe to add trust lands to the land holdings of the Tribe outside of its reservation. The added land was not part of the Tribe's original reservation designated under the Federal Settlement Act with the Tribe. The additional land was purchased by the Tribe.

Local Government Debt

    General. Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

    Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

    Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

    Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

DEBT CATEGORY                                                          MULTIPLE
(i)   all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an
      unfunded past benefit obligation                                   2 1/4
(ii)  urban renewal projects                                             3 1/4
(iii) water pollution control projects                                   3 3/4
(iv)  school building projects                                           4 1/2
(v)   funding of an unfunded past benefit obligation                     3
(vi)  total debt, including (i), (ii), (iii), (iv) and (v) above         7

                  ADDITIONAL INFORMATION CONCERNING NEW JERSEY

    The financial condition of the State of New Jersey (State), its public and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its authorities and certain other localities within the State, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

Economic Factors

    New Jersey is the ninth largest state in population and the fifth smallest in land area. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 8,143,000 in 1999. Historically, New
Jersey's average per capita income has been well above the national average, and in 1998 the State ranked second among the states in per capita personal income ($33,953).

    The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

    While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, according to the U.S. Dept. of Labor, from a peak of 3.69 million in 1989 to a low of 3.46 million in 1992. This low has been followed by an employment gain, reaching 3.80 million at year-end 1998. The New Jersey Dept. of Labor reports that employment growth continued in 1999 to an estimated to 3.87 million.

    The annual average jobless rate has fallen from 8.5 percent in 1992, to
5.1 percent in 1997, to 4.6 percent in 1998, reaching an estimated 4.5% in 1999. In March 2000, the State's unemployment rate of 3.7% was the lowest monthly rate since the 3.6% level in February 1989.

    The New Jersey Department of Labor reports that on a seasonally adjusted basis, private nonfarm employment climbed to 3.26 million in January 1999 to 3.32 million in December 1999.

    Conditions have slowly improved in the construction industry, where employment has risen by 21,100 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and early 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive. Construction employment, after falling from 163,400 in 1987 to 110,200 in 1992, has recovered to a level of 143,100 in January 2000, its highest level since August 1990.

    In the manufacturing sector, employment losses have continued during the past twelve years. Total manufacturing employment in New Jersey was 672,200 in 1987, 530,400 in 1992, and 463,500 in 1999, reduction of 31%.

    Total employment in New Jersey has changed from 3.824 million in 1988, to 3.690 million in 1992, to 4.014 million in 1999. Looking forward, the New Jersey Department of Labor projects that the State's non-farm employment growth will occur almost exclusively in the service industries, such as transportation, communications, utilities, wholesale and retail trade, financial services, insurance, real estate and public education. The State projects continuing slow decline in manufactured goods employment.

State Finances

    The State  operates on a fiscal year  beginning  July 1 and ending June
30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

    The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriations Act provide the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

    The estimates for Fiscal Year 2000 and Fiscal Year 2001 reflect the amounts contained in the Governor's Fiscal Year 2000 Budget Message delivered on January 24, 2000.

    General Fund balances for Fiscal Years 2000 and 2001 are projected to be $206.2 million and $130.8 million. Total Undesignated Fund balances for Fiscal Years 2000 and 2001 are projected to be $1,176.2 million and $850.4 million.

Fiscal Years 2000 and 2001 State Revenue Estimates

    The January estimate of $19.8 billion in total fiscal 2000 revenue is $503 million more than when the Governor certified revenues in June 1999. Revenues for fiscal 2001 are expected to increase more modestly as the national economy slows to more sustainable long-run growth levels.

    The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 71% of total revenues and are expected to yield $14 billion.

Sales and Use Tax. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 2000 as $5.6 billion, a 10.3% rate of growth rather than the 5.5% rate originally expected. This reflects a stronger than expected level of consumer and business purchases in the last half of 1999 and the successful transition to the year 2000 without any major Y2K disruptions.

    The Fiscal Year 2001 estimate of $6.0 billion, is a 7.5% increase from the revised Fiscal Year 2000 estimate. This reflects an expectation of continued growth, but a moderation of the underlying economic forces compared to Fiscal Year 2000. Spending in the two key consumer sectors of housing and autos is expected to decline slightly from high 1999 levels and then remain fairly stable for the next two years.

    Gross Income Tax. The January revised  estimate  forecasts Gross Income
Tax collections for Fiscal Year 2000 of $7.0 billion, an increase of $215 million over the June 1999 certified revenue estimate. Stronger than anticipated income and employment growth in 1999 account for part of the change.

    The Fiscal Year 2001 estimate of $7.6 billion is a 7.7% increase from the Fiscal Year 2000 estimate. This assumes continuation of the strong growth in New Jersey personal income forecasted to grow at 5.8% in 1999, 6.1% in 2000, and 5.2% in 2001. Growth in wage income, which was 7.9% in 1998 and is projected to be 7.4% in 1999, is expected to ease back to 6.1% in 2000 and 4.7% in 2001. Capital gains income that had been growing at annual rates of 25-40% between 1995 and 1999 is expected to grow at 5% in 2000 and 9% in 2001. The tax base, which is New Jersey Gross Income, is anticipated to grow 5.9% in 2000 after exceptionally strong growth of 11.6% in 1998 and 8.4% in 1999, fueled in part by the strong performance of the financial markets.

    Corporation Business Tax. Corporate Business Tax is revised down by $44 million to $1.4 billion. Anticipated fiscal 2000 growth of 0.1% compared to fiscal 1999 is low in part because of adjustments for one-time revenues in fiscal 1999 and the provision of $50 million in expected refunds associated with a new program for the transfers of unused tax credits.

    The Fiscal Year 2001 estimate of $1.5 billion, is a 6.4% increase from the Fiscal Year 2000 estimate. This increase assumes that the growth of U.S. corporation before-tax profits, which is a rough proxy for New Jersey business profitability, while still positive, will be lower than in 1999. Profit growth is anticipated to continue in the low single digits through the year 2002. Gross payments for fiscal 2001 are expected to grow at 4% compared to the current 5.4%.

    General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

    Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


                 ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

    The   financial   condition  of  the   Commonwealth   of   Pennsylvania
(Commonwealth), its public authorities and its local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Pennsylvania Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors that may affect the financial situation in Pennsylvania and is based on information obtained from Pennsylvania, certain of its public authorities and certain other localities within the Commonwealth as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of Pennsylvania. There is no obligation on the part of Pennsylvania to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Pennsylvania.

General

    The Commonwealth of Pennsylvania, the fifth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for many major corporations. Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for December, 1998 was 4.0% and for the United States for December, 1998 was 4.0%. The population of Pennsylvania,12.02 million people in 1997 according to the U.S. Bureau of the Census, represents an increase from the 1988 estimate of 11.846 million. Per capita income in Pennsylvania for 1998 of $26,792 was higher than the per capita income of the United States of $26,412. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1997, June 30, 1998 and June 30, 1999 with positive fund balances of $1,365 million, $1,959 million and $ 2,863 million respectively.

Debt

    The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $4,924.5 million at June 30, 1999. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At January 15, 2000 all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa3 by Moody's (see Part 2 of this SAI). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2004, the Commonwealth has projected that it will issue notes and bonds totaling $ 3,449 million and retire bonded debt in the principal amount of $ 2,542.4 million.

    Certain   agencies   created  by  the   Commonwealth   have   statutory
authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 1999, the combined total debt outstanding for all these agencies was $9,802 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency
(PHFA), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

    Numerous  local   government   units  in  Pennsylvania   issue  general
obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

    Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system and in Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

Other Factors

    The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.


Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.


Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.


Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.


Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.


High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.


         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.


         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities


         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.


         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.


U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.


Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.


         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.


Collateralized Mortgage Obligation "Residual" Interests

         The Fund may invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. The values of residuals are extremely sensitive to changes in interest rates. The yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgaged-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Fund may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other
markets.   Residuals   also  may  be   subject  to   certain   restrictions  on
transferability. As a result, the Fund may be unable to dispose of these interests at prices approximating the values the Fund had previously assigned to them.


Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.


Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.


         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.


         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).


         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.



Class B Shares


         The Fund offers Class B shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:


         REDEMPTION TIME                                              CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase......................   5.00%
         Second 12-month period following the month of purchase......   4.00%
         Third 12-month period following the month of purchase.......   3.00%
         Fourth 12-month period following the month of purchase......   3.00%
         Fifth 12-month period following the month of purchase.......   2.00%
         Sixth 12-month period following the month of purchase.......   1.00%
         Thereafter..................................................   0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares


         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                            CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase                       2.00%
         Second 12-month period following the month of purchase       1.00%
         Thereafter                                                   0.00%


           See "Contingent Deferred Sales Charge" below.


         Class C shares purchased through an omnibus account with Merrill Lynch will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.


Class Y Shares


         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S Shares

         Class S shares of the Evergreen Money Market Funds are offered at NAV without an initial or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI.
Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.


Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS


         The following information is not applicable to Class S, Institutional and Institutional Service shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.


Combined Purchases



         You may reduce your initial sales charge if you purchase Class A shares in multiple Evergreen Funds at the same time. The combined dollar amount invested will determine the initial sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).


Rights of Accumulation



         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the initial sales charge to be applied to your current Class A purchase.


         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent



         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.


Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");


                  5. an automatic withdrawal from the ERISA plan of a share-holder who is at least 59 years old;


                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value


         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for money market funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.


Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                 P(1+T)n=ERV

         P = initial  payment  of $1,000
         T = average  annual  total  return
         N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                  a-b    6
                        Yield=2[(---- +1)  -1]
                                  cd

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                    Effective Yield = [(base period return)] + 1)365/7]-1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                   Yield
                     Tax Equivalent Yield = ---------------------
                                             1 - Income Tax Rate

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1


         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C, Class S and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:


                        ------------------------------- ---------------
                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------
                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------
                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class S                 0.75%**

                        ------------------------------- ---------------
                        ------------------------------- ---------------
                            Institutional Service           0.75%*
                        ------------------------------- ---------------


                  *Currently limited to 0.30% or less on Evergreen Money Market Funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.
                  ** Currently limited to 0.60% or less on Evergreen Money Market Funds. Of this amount 0.25% is to be used exclusively as a shareholder service fee.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25%, to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts in the chart above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C, Class S and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:


                                  ----------------------------- --------------

                                  Class A                       0.30%*

                                  ----------------------------- --------------
                                  ----------------------------- --------------
                                  Class B                       1.00%
                                  ----------------------------- --------------
                                  ----------------------------- --------------
                                  Class C                       1.00%
                                  ----------------------------- --------------
                                  ----------------------------- --------------

                                  Class S                       0.60%*

                                  ----------------------------- --------------
                                  ----------------------------- --------------
                                  Institutional Service         0.25%*
                                  ----------------------------- --------------

                  *May be lower. See the expense table in the prospectus of the Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.


         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.


         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S and Institutional Service shares.


         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.


Taxes on Distributions


         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond or municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond or municipal money market fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.


         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.


Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds


         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.


         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.


Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.



         If the Fund is advised by Evergreen Asset Management Corp. (EAMC), Lieber & Company, and First Union Securities, Inc., affiliates of EAMC and members of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund.


Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION


         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.


Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.



Code of Ethics

         The Trust and its various advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.



                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services.
See "Expenses-Trustee Compensation" in Part 1 of this SAI.


         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.


         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years


Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/28/28)                                                   President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).


Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.


Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation (food manufacturer);
(DOB: 9/2/28)                                                    Trustee, Mentor Funds, Mentor Variable Investment
                                                                 Portfolios, Mentor Institutional Trust, and Cash Resource
                                                                 Trust; Director, America's Utility Fund, Inc.; Formerly,
                                                                 Chairman and Chief Executive Officer, Hamilton
                                                                 Beach/Proctor-Silex, Inc. (small appliance manufacturer).

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/23/38)                                                  Cambridge College; Chairman Emeritus and Director,
                                                                 American Institute of Food and  Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive Vice
                                                                 President,  The London  Harness Company (leather goodspurveyor);
                                                                 former Managing Partner, Roscommon Capital Corp.; former Chief
                                                                 Executive Officer, Gifford Gifts of Fine Foods; former Chairman,
                                                                 Gifford, Drescher & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.


Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor
                                                                 Institutional Trust, and Cash Resource Trust.


William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)


David M. Richardson                  Trustee                     President, Thomas Richardson, Runden & Company (executive
(DOB: 9/14/41)                                                   search and advisory services); former Vice Chairman, DHR

                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                  Chairman of the Board       Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.


Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

William M. Ennis                     President                   President and Chief Executive Officer, Evergreen Investment
(DOB: 6/26/60)                                                   Company and Chief Operating Officer, Capital Management
                                                                 Group, First Union Corporation.

Carol Kosel                          Treasurer                   Senior Vice President, Evergreen Investment Services, Inc.
(DOB: 12/25/63)                                                  and Treasurer, Vestaur Securities, Inc.; former Senior
                                                                 Manager, KPMG LLP.

W. Douglas Munn                      Secretary                   Senior Vice President and Chief Operating Officer,
(DOB: 4/21/63)                                                   Evergreen Investment Services, Inc.; former Strategic
                                                                 Planning Director First Union Brokerage Services.



Nimish S. Bhatt*                     Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft*                          Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)

*      Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

-------------- -------------- --------------- ==================================

MOODY'S           S&P             FITCH           Credit Quality
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

Aaa               AAA              AAA          Excellent Quality (lowest risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================
                                                 Almost Excellent Quality
Aa                AA               AA               (very low risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

A                 A                A               Good Quality (low risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

Baa               BBB              BBB         Satisfactory Quality (some risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================
                                                   Questionable Quality
Ba                BB               BB               (definite risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

B                 B                B               Low Quality (high risk)
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

Caa/Ca/C          CCC/CC/C        CCC/CC/C        In or Near Default
-------------- -------------- -------------- ===================================
-------------- -------------- -------------- ===================================

                  D               DDD/DD/D            In Default
-------------- -------------- -------------- ===================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

! Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.


B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                            EVERGREEN MUNICIPAL TRUST

                                     PART C

                                OTHER INFORMATION



Item 23.    Exhibits

Unless otherwise noted, the exhibits listed below are contained herein.

Exhibit
Number    Description                                            Location
-------   -----------                                            -----------
(a)       Declaration of Trust                                   Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on October 8, 1997

(b)       By-laws                                                Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on October 8, 1997

(c)       Provisions of instruments defining the rights          Incorporated by reference to
          of holders of the securities being registered          Registrant's Post-Effective Amendment No. 1
          are contained in the Declaration of Trust              Filed on July 31, 1998
          Articles II, III.(6)(c), VI.(3), IV.(8), V, VI,
          VII, VIII and By-laws Articles II, III and VIII
          included as part of Exhibits 1 and 2, above.

(d)(1)    Investment Advisory and Management                     Contained herein.
          Agreement between the Registrant and First
          Union National Bank

(d)(2)    Investment Advisory and Management                     Contained herein.
          Agreement between the Registrant and Evergreen
          Asset Management Corp.

(d)(3)    Investment Advisory and Management                     Contained herein.
          Agreement between the Registrant and Evergreen
          Investment Management Company  (formerly Keystone
          Investment Management Company)

(d)(4)    Form of Investment Advisory and Management Agreement   Contained herein.
          between the Registrant and Mentor Investment
          Advisors, LLC

(d)(5)    Sub-Advisory Agreement between the Evergreen           Incorporated by reference to Registrant's
          Investment Management Company and Stamper              Post-Effective Amendment No. 21
          Capital and Investments, Inc.                          Filed on March 20, 2000
          (Tax-Free High Income Fund)

(e)(1)    Class A and Class C Principal Underwriting             Incorporated by reference to Registrant's
          Agreement between the Registrant and Evergreen         Post-Effective Amendment No. 20
          Distributor, Inc.                                      Filed on March 20, 2000

(e)(2)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 21
          Inc.                                                   Filed on March 20, 2000

(e)(3)    Class Y Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Registrant's Post-Effective Amendment No. 21
          Inc.                                                   Filed on March 20, 2000

(e)(4)    Specimen copy of Dealer Agreement used by              Incorporated by reference to
          Evergreen Distributor, Inc.                            Registrant's Pre-Effective Amendment No. 1
                                                                 Filed November 12, 1997

(f)       Deferred Compensation Plan                             Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 2
                                                                 Filed on November 10, 1997

(g)(1)    Custodian Agreement between the Registrant             Incorporated by reference to
          and State Street Bank and Trust Company                Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(g)(2)    Letter Amendment to Custodian Agreement between        Incorporated by reference to
          Registrant and State Street Bank and Trust Company     Registrant's Post-Effective Amendment No. 21
          (Tax-Free High Income Fund)                            Filed on March 20, 2000

(h)(1)    Administration Agreement between the Registrant        Contained herein.
          and Evergreen Investment Services, Inc.

(h)(2)    Transfer Agent Agreement between the                   Incorporated by reference to
          Registrant and Evergreen Service Company               Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998.

(h)(3)    Form of Administration Agreement between               Incorporated by reference to
          Registrant and Evergreen Investment Services,          Registrant's Post-Effective Amendment No. 14
          Inc. (10/15/99 Agreement)                              Filed on August 17, 1999

(h)(4)    Letter Amendment to Transfer Agent Agreement           Incorporated by reference to
          between the Registrant and Evergreen Service           Registrant's Post-Effective Amendment No. 21
          Company (Tax-Free High Income Fund)

(i)       Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 2
                                                                 Filed on December 12, 1997

(i)(2)    Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to Registrant's
                                                                 Post-Effective Amdendment No. 14
                                                                 Filed on August 17, 1999

(j)(1)    Consent of PricewaterhouseCoopers LLP                  Incorporated by reference to Registrant's
          National Municipal Funds                               Post-Effective Amendment No. 15 Filed on
                                                                 September 28, 1999

(j)(2)    Consent of KPMG LLP                                    Contained herein.
          National Municipal Funds


(j)(3)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          State Municipal Funds                                  Post-Effective Amendment No. 12
                                                                 Filed on July 29, 1999

(j)(4)    Consent of PricewaterhouseCoopers LLP                  Incorporated by reference to Registrant's
          Southern State Municipal Funds                         Post-Effective Amendment No. 18
                                                                 Filed on December 22, 1999

(j)(5)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          Southern State Municipal Funds                         Post-Effective Amendment No. 18
                                                                 Filed on December 22, 1999

(j)(6)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          Mentor Funds                                           Post-Effective Amendment No. 20
                                                                 Filed on January 28, 2000

(j)(7)    Consent of KPMG LLP                                    Incorporated by refernce to Registrant's
          (Tax-Free High Income Fund)                            Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000
(k)       Not applicable

(l)       Not applicable

(m)(1)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 7
                                                                 Filed on July 31, 1998

(m)(2)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000


(m)(3)    12b-1 Distribution Plan for Class C                    Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

(m)(4)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
          (Tax-Free High Income Fund)                            Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000

(n)       Not applicable

(o)       Multiple Class Plan                                    Contained herein.

(p)       Code of Ethics                                         Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 21
                                                                 Filed on March 20, 2000


Item 24.       Persons Controlled by or Under Common Control with Registrant.

     None

Item 25.       Indemnification.

     Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained the Registrant's Declaration of Trust.

     Provisions for the indemnification of Registrant's Investment Advisors are contained in their respective Investment Advisory and Management Agreements.

     Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant.

     Provisions for the indemnification of Evergreen Service Company, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company and the Registrant.

     Provisions for the indemnification of State Street Bank and Trust Company, the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Company and the Registrant.


Item 26.       Business or Other Connections of Investment Adviser.

     The Directors and principal executive officers of First Union National Bank are:

Edward E. Crutchfield, Jr.         Chairman, First Union Corporation and First
                                   Union National Bank

G. Kennedy Thompson                Chief Executive Officer, President and
                                   Director, First Union Corporation and First
                                   Union National Bank

Mark C. Treanor                    Executive Vice President, Secretary & General
                                   Counsel, First Union Corporation; Secretary and Executive Vice President, First Union
                                   National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President, First Union National Bank

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

    The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management Corp.

     The information  required by this item with respect to Evergreen Investment
Management  Company  (formerly  Keystone   Investment   Management  Company)  is
incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company.

     The information required by this item with respect to Meridian Investment Company is incorporated by reference to the Form ADV (File No. 801-8327) of Meridian Investment Company.

     The information required by this item with respect to Mentor Investment Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-40384) of Mentor Investment Advisors, LLC.

     The information required by this item with respect to Stamper Capital & Investment, Inc. is incorporated by reference to the Form ADV (File No. 801-49465) of Stamper Capital & Investments, Inc.


Item 27.       Principal Underwriters.

     Evergreen  Distributor,  Inc.  acts  as  principal   underwriter  for  each
registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Lynn C. Mangum                     Director, Chairman and Chief Executive
                                   Officer

Dennis Sheehan                     Director, Chief Financial Officer

Maryann Bruce                      President

Kevin J. Dell                      Vice President, General Counsel and Secretary

     Messrs.  Sheehan,  Huber and Dell are  located  at the  following  address:
Evergreen Distributor, Inc., 90 Park Avenue, New York, New York 10019.

     Ms. Bruce is located at 201 South College Street, Charlotte, NC 28288.

     The Registrant has not paid, directly or indirectly, any commissions or other compensation to the Principal Underwriters in the last fiscal year.

Item 28.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc., Evergreen Service Company and Evergreen Investment Management Company, all located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

     Mentor Investment Advisors, LLC 901 East Byrd Street, Richmond, Virginia 23219

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

     Meridian Investment Co., 55 Valley Stream Parkway, Malvern, Pennsylvania 19355

     Stamper Capital & Investments, Inc., 1011 Forty First Avenue, Santa Cruz, California 95062.



Item 29.       Management Services.

     Not Applicable


Item 30.       Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 26th day of July, 2000.

                                         EVERGREEN MUNICIPAL TRUST


                                         By: /s/  Carol A. Kosel
                                             -----------------------------
                                             Name:  Carol A. Kosel
                                             Title: Treasurer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of July, 2000.

/s/ William M. Ennis              /s/ W. Douglas Munn                Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
William M. Ennis*                  W. Douglas Munn*                  Carol A. Kosel*
President                          Secretary                         Treasurer


/s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
-----------------------------     -----------------------------
Laurence B. Ashkin*               Charles A. Austin III*
Trustee                           Trustee


/s/ Arnold H. Dreyfuss            /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      -------------------------         -------------------------------
Arnold H. Dreyfuss*               K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/Gerald M. McDonnell            /s/ Thomas L. McVerry             /s/ Louis M. Moelchert, Jr.
-------------------------------   -----------------------------     -------------------------------
Gerald M. McDonnell*              Thomas L. McVerry*                Louis M. Moelchert, Jr.*
Trustee                           Trustee                           Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson           /s/ Russell A. Salton, III MD
--------------------------------  ------------------------------    -------------------------------
Michael S. Scofield*              David M. Richardson*              Russell A. Salton, III MD*
Chairman of the Board             Trustee                           Trustee
and Trustee


/s/ Leroy Keith, Jr.              /s/ Richard J. Shima              /s/ Richard K. Wagoner
--------------------------------  ------------------------------    ---------------------------
Leroy Keith, Jr.*                 Richard J. Shima*                 Richard K. Wagoner*
Trustee                           Trustee                           Trustee

*By: /s/ Catherine E. Foley
-------------------------------
Catherine E. Foley
Attorney-in-Fact

     * Catherine E. Foley, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                               INDEX TO EXHIBITS


Exhibit
Letter    Exhibit
--------  --------

(d)(1)    Investment Advisory and Management
          Agreement between the Registrant and First
          Union National Bank

(d)(2)    Investment Advisory and Management
          Agreement between the Registrant and Evergreen
          Asset Management Corp.

(d)(3)    Investment Advisory and Management
          Agreement between the Registrant and Evergreen
          Investment Management Company  (formerly Keystone
          Investment Management Company)

(d)(4) Form of Investment Advisory and Management Agreement between the Registrant and Mentor Investment
          Advisors, LLC

(h)(1) Administration Agreement between the Registrant and Evergreen Investment Services, Inc.

(o)       Multiple Class Plan

(j)(2)    Consent of KPMG Peat Marwick, LLP.